Exhibit 99.1

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CB Richard Ellis Group, Inc. and
Trammell Crow Company Combined

Worldwide

Business Activity 2006

Offices	400+*

Employees	24,000+**

Total Transaction Value	$224.6 billion

Property Sales (# of Transactions)	13,200

Property Sales (Transaction Value)	$159.6 billion

Property Leasing (# of Transactions)	47,450

Property Leasing (Transaction Value)	$65.0 billion

Property & Corporate Facilities Under Management	1.73 billion sq. ft.*

Loan Originations	$20.7 billion

Loan Servicing	$95.4 billion***

Investment Assets Under Management	$28.6 billion

Development in Process	$5.4 billion

Valuation & Advisory Assignments	59,850

*	includes affiliate and partner offices
**	excludes approximately 5,000 affiliate and partner employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE Melody and GE Capital Real Estate

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CB Richard Ellis Group, Inc. and

Trammell Crow Company Combined

Americas

Business Activity 2006

Offices	200+*

Employees	19,250+**

Total Transaction Value	$130.7 billion

Property Sales (# of Transactions)	7,700

Property Sales (Transaction Value)	$82.5 billion

Property Leasing (# of Transactions)	34,200

Property Leasing (Transaction Value)	$48.2 billion

Property & Corporate Facilities Under Management	1.13 billion sq. ft.*

Loan Originations	$20.7 billion

Loan Servicing	$94.0 billion***

Investment Assets Under Management	$13.7 billion

Development in Process	$5.4 billion

Valuation & Advisory Assignments	25,000

*	includes affiliate and partner offices
**	includes affiliate and partner employees
***	reflects loans serviced by GEMSA, a joint venture between CBRE Melody and GE Capital Real Estate

CB Richard Ellis Group, Inc.

EMEA

Business Activity 2006

Offices	128*

Employees	4,500+**

Total Transaction Value	$72.6 billion

Property Sales (# of Transactions)	3,050

Property Sales (Transaction Value)	$62.0 billion

Property Leasing (# of Transactions)	4,350

Property Leasing (Transaction Value)	$10.6 billion

Property & Corporate Facilities Under Management	242 million sq. ft.*

Loan Servicing	$1.4 billion

Investment Assets Under Management	$13.3 billion

Valuation & Advisory Assignments	19,850

*	includes affiliate and partner offices
**	includes affiliate and partner employees

CB Richard Ellis Group, Inc.

Asia Pacific

Business Activity 2006

Offices	69*

Employees	5,500+**

Total Transaction Value	$21.3 billion

Property Sales (# of Transactions)	2,450

Property Sales (Transaction Value)	$15.1 billion

Property Leasing (# of Transactions)	8,900

Property Leasing (Transaction Value)	$6.2 billion

Property & Corporate Facilities Under Management	354 million sq. ft.*

Investment Assets Under Management	$1.6 billion

Valuation & Advisory Assignments	15,000

*	includes affiliate and partner offices
**	includes affiliate and partner employees

CB Richard Ellis Group, Inc.

Office Services

The Americas

Business Activity 2006

Total Transaction Value	$56.0 billion

Property Leasing (# of Transactions)	15,875

Property Leasing (Transaction Value)	$28.9 billion

Property Sales (# of Transactions)	1,525

Property Sales (Transaction Value)	$27.1 billion

Loan Originations	$7.6 billion

Valuation & Advisory Assignments	12,600

Does not include Trammell Crow Company activity.

CB Richard Ellis Group, Inc.

Industrial Services

The Americas

Business Activity 2006

Total Transaction Value (Leasing and Sales)	$15.1 billion

Property Leasing (# of Transactions)	5,525

Property Leasing (Transaction Value)	$5.1 billion

Property Sales (# of Transactions)	1,625

Property Sales (Transaction Value)	$10.0 billion

Loan Originations	$1.9 billion

Valuation & Advisory Assignments	4,500

Does not include Trammell Crow Company activity.

CB Richard Ellis Group, Inc.

Retail Services

The Americas

Business Activity 2006

Total Transaction Value	$9.0 billion

Property Leasing (# of Transactions)	3,625

Property Leasing (Transaction Value)	$4.0 billion

Property Sales (# of Transactions)	875

Property Sales (Transaction Value)	$5.0 billion

Loan Originations	$2.7 billion

Valuation & Advisory Assignments	6,225

Does not include Trammell Crow Company activity.